ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

5,174 records
Balance: 1,024,183,061
All records

Selection Criteria: All records
Table of Contents

1.

FICO

2.

LTV

1. FICO

FICO	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0	33	$3,790,021.00	0.37%	0	72.21%	9.952%	98.44%
476 - 500	13	2,359,200.00	0.23	499	70.16	10.143	100.00
501 - 525	313	64,971,323.69	6.34	513	75.98	9.804	98.41
526 - 550	338	73,424,697.83	7.17	539	75.78	9.403	99.53
551 - 575	537	111,401,415.15	10.88	565	77.50	8.658	95.34
576 - 600	1,274	214,383,792.77	20.93	588	80.77	8.498	96.92
601 - 625	1,070	210,462,194.25	20.55	613	82.04	8.253	91.88
626 - 650	857	174,188,857.48	17.01	637	83.90	8.159	88.79
651 - 675	527	114,471,790.28	11.18	662	83.22	8.090	88.78
676 - 700	143	34,594,721.25	3.38	684	85.06	7.912	83.01
701 - 725	39	11,780,627.16	1.15	713	85.09	7.612	89.58
726 - 750	20	5,626,843.35	0.55	736	85.73	7.491	76.17
751 - 775	5	1,376,444.51	0.13	765	86.07	7.109	89.65
776 - 800	3	993,576.93	0.10	785	82.36	8.508	30.15
801 >=	2	357,555.00	0.03	802	93.32	8.447	0.00
Total:	5,174	$1,024,183,060.65	100.00%	605	81.00%	8.481%	92.94%

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2. LTV

LTV	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
15.01 - 20.00	4	$385,000.00	0.04%	614	17.72%	9.121%	71.43%
20.01 - 25.00	6	649,474.18	0.06	615	23.32	8.908	100.00
25.01 - 30.00	12	2,369,610.41	0.23	575	27.94	7.914	85.23
30.01 - 35.00	16	3,112,739.52	0.30	566	32.71	7.732	100.00
35.01 - 40.00	12	1,467,972.01	0.14	572	38.08	8.676	95.47
40.01 - 45.00	28	4,877,483.08	0.48	577	42.48	8.444	92.85
45.01 - 50.00	44	8,016,465.49	0.78	583	48.40	8.411	95.63
50.01 - 55.00	60	13,885,538.62	1.36	595	52.97	7.756	97.37
55.01 - 60.00	104	23,918,664.10	2.34	589	58.04	7.841	97.54
60.01 - 65.00	198	51,072,526.77	4.99	583	63.62	8.003	96.75
65.01 - 70.00	247	70,327,429.82	6.87	585	68.86	8.104	92.47
70.01 - 75.00	291	81,181,666.95	7.93	592	74.14	8.228	89.79
75.01 - 80.00	1,568	336,791,786.47	32.88	607	79.76	8.196	97.15
80.01 - 85.00	339	91,257,417.26	8.91	607	84.42	8.202	89.06
85.01 - 90.00	601	158,853,833.37	15.51	614	89.65	8.501	85.83
90.01 - 95.00	465	97,918,171.83	9.56	610	94.64	8.903	87.62
95.01 - 100.00	1,177	77,710,480.77	7.59	627	99.95	10.765	99.13
100.01 - 105.00	1	359,000.00	0.04	673	102.57	8.800	100.00
110.01 >=	1	27,800.00	0.00	639	115.83	12.400	100.00
Total:	5,174	$1,024,183,060.65	100.00%	605	81.00%	8.481%	92.94%

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Jun 21, 2006 15:37

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.